Fund	Ticker Symbol
Strategy Shares Nasdaq 7HANDLTM Index ETF	NASDAQ Ticker: HNDL
Strategy Shares Newfound/ReSolve Robust Momentum ETF	Cboe Ticker: ROMO
Strategy Shares Gold Enhanced Yield ETF (formerly, Strategy Shares Gold-Hedged Bond ETF)	Cboe Ticker: GOLY

(each, a “Fund” and, collectively, the “Funds”)

February 28, 2025

The information in this Supplement amends certain information contained in the currently effective Prospectus for each Fund dated on or before the date of this Supplement and should be read in conjunction with such Prospectus.

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The following sentence under the section of the Prospectus entitled “Management of the Fund –Investment Advisor” is hereby deleted in its entirety.

“Information regarding the funds in the Fund Complex can be found at http://intelligentalts.com.”

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for Strategy Shares Nasdaq 7HANDLTM Index ETF and Strategy Shares Newfound/Resolve Robust Momentum ETF dated September 1, 2024, and Prospectus, Summary Prospectus and Statement of Additional Information for Strategy Shares Gold Enhanced Yield ETF (formerly, Strategy Shares Gold-Hedged Bond ETF) dated January 5, 2025, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at (855) 4SS-ETFS or (855) 477-3837, or by writing to the Funds at 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.